LOAN AGREEMENT


H.E.R.C. Products Incorporated, a Delaware corporation, with its principal office at 2202 W. Lone Cactus Drive, #15, Phoenix, Arizona 85027 (hereinafter referred to as ("Borrower"), and InterEquity Capital Partners, L.P., a Delaware limited partnership, having an office at 220 Fifth Avenue, New York, N.Y. 10001 (hereinafter referred to as "Lender"), hereby enter into this Loan Agreement ("Agreement") dated as of September 15, 1997.
SECTION 1. CERTAIN DEFINITIONS
         1.1 The following terms used in this Agreement will have the meanings given below:

"Affidavit of Confession of Judgment"     Defined in Section 7.1(c).

"Claims and Expenses"                     Any and all  claims,  lawsuits  of any
                                          kind,  judgments,   losses,   damages,
                                          liabilities,   penalties,   costs  and
                                          reasonable  expenses  arising  out  of
                                          transactions  contemplated  under this
                                          Agreement  or  under  the   Collateral
                                          Documents,  including all "Legal Costs
                                          and Expenses" (defined below) incurred
                                          in connection therewith.

Collateral Documents                      The Notes, the Security Agreement, the
                                          Guaranty,  the Affidavit of Confession
                                          of Judgment,  the Patent and Trademark
                                          Assignment, the Subsidiaries' Security
                                          Agreement  and  the   applicable   UCC
                                          Statements.

EBITDA                                    Earnings   before   interest,   taxes,
                                          depreciation and amortization.

"Event of Default" or default             Defined in Section 13.1.

The "First Note"                          Defined in Section 2.2.

The "First Loan"                          Defined in Section 2.1.

First Loan Amortization  Commencement     March 1, 1998.
Date

The "First Loan Maturity Date"            August 30, 2002.

Loan covenants

10.1                                      Prompt payment of interest - yes.

10.2.1                                    Net  worth  of $2.6 - yes but  will be
                                          under at year end

          m.         EBIDITA of ($1.4 million) for you - No



                     Son -                              2.2
                     Dep & Amortization                 (.3)
                                                       -----
                                                       $1.9


          n.        Revenues of $6 million - $1 million short

Fixed Charge Coverage                     Net after tax income plus depreciation
                                          and   amortization   divided   by  all
                                          payments   of    principal    on   any
                                          indebtedness and all cash expenditures
                                          for   capital    expenses    including
                                          capitalized leases.

The "Guaranty"                            The  Guaranty by the  Subsidiaries  of
                                          the Notes.

Interest Coverage                         EBITDA divided by interest  charges on
                                          all    indebtedness    including   the
                                          outstanding Notes.

"Legal Costs and Expenses"                Any and all reasonable attorneys' fees
                                          and  disbursements,  court  costs  and
                                          other litigation expenses.

The "Loans"                               The First  Loan and the  Second  Loans
                                          collectively.

The "Notes"                               The  First  Note and the  Second  Note
                                          collectively.

The Patent and Trademark Assignment       Defined in Section 7.1(b).

"Prepayment Fee"                          Defined in Section 2.3(c)(ii).

The "Second" Loan"                        Defined in Section 3.1.

Second Loan Amortization Commencement     Defined in Section 3.2A(i)
Date

"Second Loan Funding Date"                Defined in Section 3.2A

"The Second Loan Maturity Date"           Defined in Section 3.2A(ii)

The "Second Note"                         Defined in Section 3.2.

Subsidiaries                              H.E.R.C.  Consumer Products,  Inc. and
                                          CCT Corporation which corporations are
                                          wholly owned by Borrower.

Subsidiaries' Security Agreement          Security Agreement by the Subsidiaries
                                          collateralizing the Guaranty.

SECTION 2. THE FIRST LOAN

         2.1 Simultaneously with the execution of this Agreement, Lender is making the loan (the "First Loan") to Borrower in the principal amount of Two Hundred Fifty Thousand US Dollars (US $250,000.00);

         2.2 The First Loan is evidenced by a promissory note ("the First Note") of the Borrower in favor of Lender, which is being executed by Borrower and delivered to Lender contemporaneously herewith. A copy of the First Note is attached to this Agreement as Exhibit 1.

         2.3 The First Note is payable in accordance with its provisions which include, inter alia;

         (a) interest at the rate of 14% per annum on the unpaid balance of the First Note payable in arrears on October 1, 1997 and on the first day of each of the next five successive months thereafter;

         (b) commencing April 1, 1998, and continuing successively on the first day of each of the next 52 months thereafter, payments of $6,266.17, with a 54th and final payment of $6,266.14 plus any other unpaid principal and interest being due and payable on the First Loan Maturity Date, each such payment reflecting interest at the annual rate of 14% (computed from the First Loan Amortization Commencement Date) and amortization of principal (based on a 54-month self-liquidating schedule);

         (c) the right of Borrower, exercisable at any time prior to the First Loan Maturity Date to prepay all or part (in multiples of $100,000 or covering the unpaid balance of the Note) of the unpaid principal amount and accrued interest thereon of the First Note upon Borrower giving, and Lender receiving:

                  (i) not less than 30 days' prior written notice of Borrower's intention to prepay; and

                  (ii) if the prepayment pursuant to such notice is received after the expiration of two years from the date of the First Note, an additional amount (the "Prepayment Fee") equal to a percentage of the then unpaid principal amount (as of the date immediately prior to such prepayment) of the First Note, such percentage to equal 5% for a prepayment received by Lender during the 12-month period beginning upon the expiration of two years from the date of the First Note and declining to 4% for a prepayment received by the Lender during the next twelve month period and to 3% for a prepayment received by Lender after the expiration of four years from the date of the First Note.

         (d) The principal of the First Note and accrued interest thereon shall become immediately due and payable upon the occurrence of an Event of Default.

SECTION 3. THE SECOND LOAN

         3.1 Lender shall make an additional loan (the "Second Loan") to borrower if drawn down by Borrower in its discretion by December 31, 1997 upon the satisfaction of the conditions set forth in Section 3.3.

         3.2 A. The Second Loan shall be evidenced by a promissory note (the "Second Note") dated the day it is drawn down (the "Second Loan Funding Date") and shall be payable in accordance with its provision which shall include, inter alia:

                  (i) a payment of interest at the rate of 14% per annum on the unpaid balance of the Second Note payable in arrears on the first day of the month immediately following the Second Loan Funding Date, and on the first day of each of the next five
                  (5) successive months thereafter (the scheduled date on which the last payment of interest is due as hereinabove provided being referred to herein as the "Second Loan Amortization Commencement Date");

                  (ii) commencing on the first day of the month following the month in which the Second Loan Amortization Commencement Date occurs, and continuing successively on the first day of each of the next 52 months thereafter, payments of $6,266.17 with a 54th and final payment of $6,266.14 plus any other unpaid principal and interest payable on the expiration of 54 months after the Second Loan Amortization Commencement Date, each such payment representing interest at the rate of 14% per annum computed from the Second Loan Amortization Commencement Date and amortization of principal (based on a 54-month self liquidating schedule);

                  (iii) the right of Borrower to prepay the Second Note on the same terms as permitted under the First Note, including the payment of a Prepayment Fee in the same amount as would be payable under the First Note if a prepayment of that Note were made at the same time as the prepayment is sought to be made of the Second Note.

                  B. Except as indicated above, the Second Note, which shall be substantially in the form attached hereto as Exhibit 2, shall contain the same provisions as contained in the First Note.

         3.3 The obligation of Lender to make the Second Loan shall be conditioned on the satisfaction of the following conditions as of the Second Note Funding Date.

                  (a) Borrower shall be in compliance with all of its covenants under this Agreement and under the Collateral Loan Documents, and no Event of Default hereunder or thereunder shall have occurred and be then continuing, or such noncompliance or Event of Default shall have been waived, in writing, by the Lender hereunder,

                  b) Borrower shall have recorded, on a cumulative basis, revenues and EBITDA for the period (the "Period") from June 1, 1997 to the last day of the month immediately preceding the month in which the Second Loan Funding Date occurs in amounts at least equal to the amounts reflected for such items for the Period on Borrower's Consolidated Budget annexed hereto as
                  Exhibit 3;

                  (c) All of the warranties and representations of Borrower set forth herein shall be true and correct as of the Second Loan Funding Date to the same effect as if made as of such date;

                  (d) Subsequent to June 1, 1997, the Borrower shall have obtained binding commitments from its customers (with respect to services not theretofore contracted for) which by their terms will provide Borrower with $800,000 in revenue.

                  (e) Borrower's President shall have delivered to Lender a certificate certifying to the fulfillment of the conditions set forth in (a), (b), (c) and (d) above and in (g) and (i) below;

                  (f) Lender shall have received an opinion of Borrower's attorneys, addressed to the Lender substantially similar in content to the opinion of Borrower's attorneys given in connection with the First Loan (a copy of which is attached as Exhibit 10 to this Agreement) and otherwise satisfactory in form, scope and substance to the Lender and its attorneys;

                  (g) There shall be full compliance with the rules, regulations, procedures and requirements of the U.S. Small Business Administration as they relate to the Small Business Investment Company program and this transaction;

                  (h) Lender shall have received all documents required by this Agreement;

                  (i) There shall not have been a material adverse change in the condition (financial or otherwise) from that contemplated in this Agreement (whether under Section 9, Section 10.2, Section 11 or otherwise), or in the business or in the prospects of Borrower or either of the Subsidiaries, it being understood that losses consistent with the operating projections
                  reflected  on  Borrower's   Consolidated

                  Budget attached as Exhibit 3 shall not for this reason alone be regarded as a materially adverse change;

                  (j) Borrower shall have delivered to Lender a certificate signed by its President setting forth in detail the specific purposes for which the proceeds of the Second Loan will be applied, it being the understanding that the proceeds will not be used for equipment purchases and upgrades of existing equipment and fulfilling new contracts, unless at least 25% of the internal cash balance of Borrower as at the Second Loan Funding Date (not including the proceeds of the Second Loan and the proceeds from the receivable financing referred to in
                  Section 11(a)) has been allocated for use for such purposes.

                  (k) Lender at its request shall have received a letter from Paul Pollock, an associate of Lender, or such other employee of Lender as Lender shall direct, which letter shall not be unreasonably withheld, that based solely on a review of Borrower's consolidated financial statements delivered to Lender and discussions with the Chief Financial Officer of Borrower and Borrower's independent outside accountants, nothing has come to his attention that would indicate that as of a date within five days prior to the Second Loan Funding Date Borrower is or is likely to be in default of its financial representations and covenants contained in Sections 9 and 10.2 upon the consummation of the Second Loan.

                  (l) Lender shall have received from Borrower an Affidavit of Confession of Judgment relating to certain defaults of Borrower of the Second Loan, in substantially the same form as
                  Exhibit 7 referred to in Section 7.1(c) herein.

         3.4 Interest Limitation. Notwithstanding any provision in this Agreement or the First or Second Note to the contrary, in no event shall the interest rate applicable to the Loans exceed that permitted by the laws or governmental regulations applicable to the Lender that limit rates of interest that may be charged or collected by the Lender. If any payment hereunder or under the First or Second Note shall be found to constitute a payment of interest in excess of that permitted under the laws or governmental regulations applicable to the Lender that limit rates of interest that may be charged or collected by the Lender, then the amount of such excess payment shall be refunded to the Borrower.

SECTION 4. PROCESSING FEE

         4.1 The Processing Fee payable by Borrower to Lender is $15,000, and has been paid as follows:

         o        $12,500 has heretofore been paid to Lender.

         o        The  final   $2,500  is  being  paid  by  Borrower  to  Lender
                  simultaneously herewith.

SECTION 5. WARRANTS

         5.1 Simultaneously with the Closing hereunder Borrower has delivered to Lender two Warrants, Warrant A and Wan-ant B, each to purchase 62,500 shares of Borrower's Common Stock, which Warrants are alike in all respects except that the exercise price for Warrant A is $1.18 while the exercise price of the Second Warrant is $1.475. The exercise price of both Warrants, and the number of shares covered thereby. are subject to adjustment as set forth in the Wan-ants copies of which are attached hereto as Exhibits 4 and 5.

         5.2 At the closing of the Second Loan Borrower will deliver to Lender two additional Warrants each providing for the purchase of 62,500 shares of Borrower's Common Stock. One of these Warrants shall provide for the same exercise price as contained in Warrant A, and the other shall have the same exercise price as contained in Warrant B. Except for their dates of issuance the Wan-ants to be issued at the Second Loan Funding Date shall in all respects be the same as Warrants A and B, respectively, including their dates of expiration.

         5.3 If, upon the expiration of two years from the date hereof, the outstanding Loans have not been prepaid in full by Borrower, Borrower shall deliver to Lender additional Warrants identical to the Warrants that were heretofore issued to Lender thereby doubling the number of Warrants that will have been issued to Lender hereunder.

SECTION 6. USE OF PROCEEDS

         A. The proceeds of the Loans will be used by the Borrower to purchase pipe cleaning equipment to secure and fulfill new industrial contracts and to insure its ability to work at multiple locations simultaneously and to upgrade existing equipment and provide working capital for fulfilling new contracts and for costs and expenses of Borrower relating to the transactions hereunder.

         B. Borrower shall not use the proceeds of either of the Loans for any purpose contrary to the purposes contemplated by the Small Business Investment Act of 1958, as amended, including any subsequent amendments, or for any purpose that may be in conflict with any regulations issued by the U. S. Small Business Administration as they relate to the Small Business Investment Company program. Such prohibited uses include:

                  (i) personal use by shareholders, officers and employees of Borrower or the Subsidiaries;

                  (ii) use for any relending or reinvesting purposes, if the primary business activity of such person involves, directly or indirectly, providing funds to others, the purchase of debt obligations, factoring, or long term leasing of equipment with no provision for maintenance or repair;

                  (iii) use for purchasing any stock in or providing capital to any small business investment company;

                  (iv) use for making any real estate purchases if a Borrower or a Subsidiary as the case may be, is classified under Major Group 65 of the Standard Industrial Classification Manual unless such transaction would otherwise be exempt by virtue of
                  Section 901(c) of the Small Business Administration Regulations pertaining to Small Business
                  Investment Companies,

                  (v)  use  for  purposes   contrary  to  the  public  interest,
                  including but not limited to activities which are in violation of law, or inconsistent with free competitive enterprise; or

                  (vi) use for foreign investment and use outside the United States except as may be permitted under Section 901 (e) of the Small Business Administration Regulations pertaining to Small Business Investment Companies.

SECTION 7. COLLATERAL

         7.1 The Loans are secured by the following documents, which are being executed and delivered simultaneously with this Agreement:

         (a) a security agreement from Borrower in substantially the form attached hereto as Exhibit 6 granting Lender the security interests set forth therein (the "Security Agreement");

         (b) a collateral assignment of all of Borrower's patents and trademarks in form appropriate for recording and satisfactory to Lender's Counsel (the "Patent and Trademarks Assignment");

         (c) an Affidavit of Confession of Judgment against, and executed by, Borrower in favor of Lender (in the form attached hereto as Exhibit 7);

         (d) UCC-I Financing  Statements  granting Lender a security interest in
         property  of  Borrower  and  the   Subsidiaries  in  form  and  content
         satisfactory to Lender;

         (e) a guaranty of the Notes by the Subsidiaries in substantially the form annexed hereto as Exhibit 8 (the "Guaranty"); and

         (f) a Security Agreement from the Subsidiaries, in substantially the form annexed hereto as Exhibit 9 collateralizing their guaranty (the "Subsidiaries' Security Agreement").

         7.2 It is acknowledged and agreed by Lender that Borrower will seek to secure a receivable facility in an aggregate amount of up to $1.5 million from a third party ("Third Party"), pursuant to which Borrower shall sell certain or all of its receivables to Third Party. It is further agreed that Borrower shall be entitled to sell such receivables to Third Party and Lender's security interest in Borrower's unsold receivables and inventory, to the extent covered by the security interest to be given to Third Party ("Third party Security Interest"), shall be subordinate to such Third Party Security Interest. Further, Lender hereby agrees to enter into such intercreditor agreement as may be reasonably requested by Third Party consistent with the provisions herein.

SECTION 8. CLOSING DOCUMENTS

         8.1 Simultaneously with the execution and delivery of this Agreement, the First Loan is being funded and Borrower is delivering to Lender the following "Collateral Documents", duly executed and (where required) witnessed or notarized:

         (a) the First Note;

         (b) the documents set forth in Section 7.1;

         (c) Secretary's Certificate of Borrower as to resolutions of its Board of Directors authorizing (i) the borrowing hereunder and (ii) the execution and delivery of this Agreement and the transactions contemplated hereby and thereby;

         (d) Opinion Letter of Attorneys for Borrower (in form and content attached hereto as Exhibit 10).

         8.2 Simultaneously with the funding of the Second Loan, Borrower shall deliver or cause to be delivered to Lender, duly executed and (where required) witnessed or notarized, closing documents substantially similar to the First Loan Closing Documents.

SECTION 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         9.1 To induce Lender to make the Loan hereunder, the Borrower represents, warrants and agrees that;

         (a) Borrower and each Subsidiary validly exists and is in good standing under the laws of their respective states of incorporation and is qualified to do business in each state where the ownership of property or the nature of the business conducted requires such qualification.

         (b) Borrower has the requisite corporate authority and power to enter into this Agreement, to borrow money as contemplated hereby, to issue the Notes and Warrants described herein, and to execute and deliver each of those documents required and described in this Agreement.

         c) Borrower's Form 10-KSB for the year ended on December 31, 1996 and its Forms 1O-QSB for the quarters ending on March 31, 1997 and June 30, 1997 are true and correct in all material respects and the financial statements contained therein present fairly the financial position of Borrower and its Subsidiaries on a consolidated basis as of the dates of their respective balance sheets included therein and the results of their operations for the applicable periods then ended.

         (d) All representations made by Borrower to Lender in this Agreement or in any Collateral Document are true and correct in all material respects as of this date.

         (e) Neither Borrower nor any Subsidiary is a party to, or threatened by, any suits, actions, claims, or investigations by any governmental body or legal, administrative or arbitration proceeding which may result, either singly or in the aggregate, in any material adverse change in the business, property or assets of the Borrower or any Subsidiary.

         (f) There are no outstanding orders, judgments, writs, injunctions or decrees of any court, governmental agency, or arbitration tribunal which may result, either singly or in the aggregate, in any material adverse change in the business, property or assets of Borrower or any Subsidiary.

         (g) Neither Borrower nor any Subsidiary is a party to, or bound by, any contract or instrument which would be in breach as a result of any of the Loans covered by this Agreement.

         (h) Except to the extent indicated below, neither Borrower nor any Subsidiary is in breach of, in default under, or in violation of, any applicable law, decree, order, rule or regulation, or any indenture, contract, agreement, deed, lease, loan agreement, commitment, bond, note, deed of trust, restrictive covenant, license, instrument or obligation to which it is a party or by which it is bound, or to which any of its assets is subject, in each case which breach, default or violation would have a material adverse effect on Borrower and the Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement and the Collateral Documents will not constitute any such breach, default or violation, or require consent or approval of any court, governmental agency, or body, except as may be expressly provided herein or shall have been obtained. Borrower and its Subsidiaries are currently delinquent in the payment of obligations in an amount less than $500,000 in the aggregate. For purposes of this subparagraph an obligation shall be deemed past due and delinquent if it has not been paid when due in accordance with the understanding of the parties to such transaction or, if there is no such understanding, has not been paid within thirty (30) days after the date such obligation was incurred. It is expected that the $500,000 maximum delinquent amount will be reduced by $100,000 per month until extinguished. Consequently, when this representation and warranty is repeated as a condition to the making of the Second Loan, the $500,000 amount shall be deemed reduced to the amount determined by taking into account the reductions as set forth in the preceding sentence.

         (i) There has not been a material adverse change in the condition (financial or otherwise) of the Company or the Subsidiaries from that shown in the Company's financial statements included in its Form 10-QSB for the quarter ending on June 30, 1997, it being understood that losses consistent with the operating projections reflected in Borrower's Consolidated Budget attached as Exhibit 3 shall not for this reason alone be regarded as a materially adverse change.

         (j) Borrower is a small business concern, as defined under the Small Business investment Act and Regulations, in accordance with SBA Form 480 thereunder and accordingly is entitled to receive the proceeds of this Loan.

         (k) There are no liens, security interests or encumbrances of any kind on any of the assets of Borrower or any Subsidiary which are intended to secure the Notes or the Guaranty other than immaterial liens, and Lender shall upon the filing of UCC statements as appropriate and the recording of the Patent and Trademark Assignment have a first perfected security interest in all such assets, except for a prior security interest granted or to be granted by Borrower of the type permitted under Section 11 (a) and the security interest given to bonding institutions to secure Borrower's performance under outstanding municipal contracts.

         (l) Mr. S. Steven Carl's employment agreement with the Borrower has been amended effective on the date hereof to eliminate any incentive bonus based on the revenues of CCT Corporation.

         (m) Prior to the date hereof, S. Steven Carl and Shelby Carl and his wife, have made equity investments in Borrower and/or the Subsidiaries in an aggregate amount of not less than $1,300,000.

         n) There has not since December 31, 1996 been any material change in the ownership or control of Borrower or in the corporate structure or business of Borrower or any of the Subsidiaries except as reflected in Borrower's Forms 10-QSB referred to in Section 9.1(c) and its Proxy Statement dated July 8, 1997 (the "Proxy Statement").

         9.2 The representations, warranties and agreements in Section 9.1 apply to each Loan and shall be deemed to have been made as of the Second Loan Funding Date by the Borrower to induce Lender to fund the Second Loan.

SECTION 10. CERTAIN AFFIRMATIVE COVENANTS

         10.1 The covenants and agreements in this Section 10 apply to each Loan.

         10.2 While either Note is outstanding, the Borrower will do and comply with the following:

         (a) Borrower will promptly make all payments of the principal and interest on each Note when due;

         (b) Borrower will comply with the terms and conditions in this Agreement and in those contained in each Collateral Document;

         (c) Borrower will keep accurate and complete books and records and maintain them at its principal office set forth in the first sentence of the Agreement.

         (d)      Borrower will furnish to Lender:

                  (i) within ninety (90) days after the end of each fiscal year consolidated and consolidating balance sheets of Borrower and consolidated and consolidating income statements of Borrower showing the financial condition as of the close of such fiscal year and the results of its operations for such fiscal year and consolidated and consolidating statements of shareholders' equity of Borrower and consolidated and consolidating statements of cash flows of Borrower. All of the foregoing Consolidated Financial Statements to be audited by an independent certified public accountant ("CPA") selected by Borrower and reasonably acceptable to Lender; it being agreed that Borrower's current CPAs are acceptable to Lender;

                  (ii) within forty-five (45) days after the end of each fiscal quarter, unaudited consolidated and consolidating balance sheets, income statements, statements of shareholders' equity and statements of cash flows of Borrower as of the end of such quarterly period, prepared and certified by the Chief Financial Officer of Borrower as presenting fairly the financial condition and results of operations of Borrower and having been prepared in accordance with generally accepted accounting principles subject to year-end adjustments;

                  (iii) copies of each report of Borrower filed pursuant to the Securities Exchange Act of 1934, simultaneous with its filing with the Securities and Exchange Commission.

         (e) For purposes of verifying Borrower's compliance with the provisions of this Agreement, Borrower shall permit any authorized representative of Lender and its attorneys and accountants to inspect, examine and make copies and abstracts of the books of account and records of Borrower and the Subsidiaries at reasonable times and upon five (5) business day's notice during normal business hours, and to inspect the collateral given as security for the Loans and the Guaranty;

         (f) Borrower shall notify Lender of (i) litigation involving amounts of $25,000. or more to which Borrower or a Subsidiary is a party by mailing to Lender by certified mail within five (5) business days of receipt thereof, a copy of the complaint, motion for judgment, or other such pleadings served on or by Borrower or a Subsidiary and (ii) any litigation to which Borrower or a Subsidiary is not a party but which could substantially and adversely affect the operation of Borrower's or a Subsidiary's business or the collateral pledged for this Loan by mailing to Lender by certified mail, a copy of all pleadings obtained by Borrower or a Subsidiary regarding such litigation, or if no pleadings are obtained, a letter setting out the facts known about the litigation within five (5) business days of receipt thereof. Mailings under this paragraph shall be addressed to:

                         Abraham Goldstein, Managing Director
                         InterEquity Capital Partners, L.P.
                         220 Fifth Avenue
                         New York, New York 10001

         (g) Borrower shall continue, and shall cause the Subsidiaries to continue, their respective businesses in substantially the same general character and manner as conducted as of the date of this Agreement and to maintain, preserve and keep, in all material respects all their respective properties, buildings, equipment and fixtures necessary for the operation of their respective businesses in reasonable repair and condition and promptly pay and discharge or cause to be paid and discharged as and when due any and all income taxes, federal or otherwise, lawfully assessed and imposed upon them, and any and all lawful taxes, rates, levies and assessments whatsoever upon their respective properties and every part thereof, provided however that nothing contained herein shall be construed as prohibiting Borrower or a Subsidiary from contesting in good faith the validity of any such income taxes, federal or otherwise, or such other taxes, rates, levies or assessments;

         (i) Borrower shall defend and cause the Subsidiaries to defend at all times any claim by a third party relating to the possession of, or interest in, their respective assets;

         (j) Borrower shall make and cause the Subsidiaries to make all payments to creditors as shall be necessary to preserve Lender's security interests in the collateral given to secure the Loans and the Guaranty;

         (k) Borrower  shall execute and deliver and cause the  Subsidiaries  to execute and deliver to Lender either before or after disbursement of either Loan, all documents necessary to perfect Lender's security interests or mortgages in the collateral given (A) to secure the Loans including (but not limited to) extensions of the Affidavit of
         Confession of Judgment referred to in Section 7 and (B) to collateralize the Guaranty;

         (l) The consolidated net worth of Borrower shall at all times up to and including December 30, 1998 exceed $2,600,000, and at all times on or after December 30, 1998 shall exceed $2,800,000.

         (m) The (i) consolidated EBITDA of Borrower for the year ending December 31, 1997 shall not result in a loss greater than $1,400,000 and (ii) the consolidated EBITDA of Borrower for each year beginning on or after January 1, 1998 shall exceed $700,000.

         (n) The Consolidated Revenues of Borrower for 1997 shall exceed $6,000,000 and for each year thereafter shall exceed $8,500,000.

         (o) The Interest Coverage for each year beginning on or after January 1, 1998 shall be not less than 1.5 to 1.

         (p) The Fixed Charge Coverage for each year beginning on or after January 1, 1998 shall be not less than 1.1 to 1.

         (q) The President or Chief Financial Officer of Borrower shall submit a semi-annual certification to Lender that to the best of such officer's knowledge and belief, Borrower is in compliance with all of the terms, provisions, conditions and covenants set forth in this Loan Agreement.

         (r) Borrower shall, at all times, keep reserved for issuance that number of shares of capital stock as may be required to be issued in connection with the exercise of the Warrants issued and to be issued hereunder.

         (s) Employment and Non-Compete Agreements with S. Steven Carl and John Johnson and with such other key operating and technical personnel as requested by Lender, copies of which have been delivered to Lender shall remain in full force and effect without any modification or amendment thereof.

         (t) Borrower shall maintain insurance on the business assets of Borrower and key man life insurance on the lives of S. Steven Carl and John Johnson in the amounts of at least $500,000 for each such person from licensed carriers, all in accordance with its current practice, with the policies thereon made payable to Lender as its interest may appear.

         (u) Borrower and each Subsidiary shall comply with all federal, state and local laws, ordinances, regulations and requirements applicable to them and to their respective businesses, including (without limitation) federal and state securities laws and zoning laws and ordinances except where the failure to so comply would not have a material adverse effect on Borrower and the Subsidiaries taken as a whole.

SECTION 11. CERTAIN NEGATIVE COVENANTS

         Until  such date as the Loans are repaid in full,  and except  with the
prior  written   consent  of  Lender  (whose  consent  may  be  refused  without explanation and without any legal recourse by Borrower), Borrower will not:

         (a) except for a loan up to $1,500,000 from a financial institution to be secured by Borrower's accounts receivable and inventory on terms acceptable to Lender and equipment leases and purchase money security interests and credit card obligations in the ordinary course of business, borrow any money or permit a Subsidiary to borrow any money except for intra corporate borrowings between the Borrower and a Subsidiary or between Subsidiaries.

         (b) engage or permit a Subsidiary to engage in any line of business materially different from those which Borrower and the Subsidiaries are now engaged in;

         (c) become, or permit a Subsidiary to become, a party to any merger or consolidation with any corporation, company or entity of any kind whatsoever, or sell substantially all of its assets, or otherwise liquidate or dispose of its business, provided that nothing herein shall prevent a merger or sale of assets between or among Borrower and the Subsidiaries;

         (d) become, or permit a Subsidiary to become, a guarantor of obligations of any other person, firm, corporation or entity, except in connection with depositing checks and other instruments for the payment of money acquired in the normal course of their respective businesses;

         (e) except as otherwise contemplated herein, transfer, sell, lease or in any other manner convey or permit a Subsidiary to so do, to any person other than in the ordinary course of its business any equitable, beneficial or legal interest in any of the collateral securing a Loan or the Guaranty;

         (f) except as otherwise contemplated herein, create or permit to exist any mortgage interest, pledge, security interest, title retention device, or other encumbrance in the collateral securing the Notes and the Guaranty junior to Lender's lien or security interest thereon, except for liens of taxes and assessments not delinquent or contested in good faith, nonmaterial liens for workman's compensation and unemployment obligations or those machinery and equipment purchases and leases which may arise in the ordinary and necessary course of business;

         (g) knowingly permit any judgment obtained against Borrower or a Subsidiary in an amount exceeding $10,000 to remain unpaid for a period of thirty (30) days following the entry thereof, without obtaining a stay of execution or bonding or causing such judgment to be bonded;

         (h) pay any dividends or make any other distributions with respect to its capital stock;

         (i) pay any bonus to or increase the salary of any employee if the effect of such payment would cause a breach of any other representation or covenant made by Borrower in this Agreement, including, without limitation, the covenants set forth in Section 10 of this Agreement;

         (j) increase the salary of and/or pay a bonus to any executive officer of Borrower which in the aggregate exceed 5% of his compensation for any year;

         (k) make any payment to any executive officer of Borrower for salary, bonus or otherwise (whether or not such salary has been earned or such other payment is due) if the effect of such payment would cause a breach of any other representation or covenant made by Borrower in this Agreement, including, without limitation, the covenants set forth in
         Section 10 of this Agreement; provided that any payment so deferred may thereafter be made to the extent that such payment would not cause a breach of any other representation or covenant made by Borrowers in this Agreement, including, without limitation, the covenants set forth in this Section or in Section 9 or 10 of this Agreement.

SECTION 12. REPRESENTATION ON BORROWER'S BOARD OF DIRECTORS

         12.1 Upon request of Lender, Borrower shall cause a person designated by Lender, to be elected to serve as a member of Borrower's Board of Directors for so long as either of the Notes remain unpaid.

         12.2 If Lender does not elect to designate a nominee for election to the Borrower's Board of Directors it shall have the right to send an observer to all meetings of the Board in which case it shall be entitled to receive notice of all Board meetings in the same course and manner as the directors comprising the Board.

         12.3 Upon the occurrence, and continuation, for six months, of a default by Borrower of any of its covenants under this Agreement, Borrower shall at Lender's request cause a second person designated by Lender to be elected to its Board of Directors, such person to serve as a director until all defaults under this Agreement are cured.

SECTION 13. EVENTS OF DEFAULT

         13.1 The occurrence of each of the following is an "Event of Default" or "default" under this Agreement and under each Collateral Document:

         (a)  the  failure  to  make  any   payment   (whether   for   interest,
         amortization, unpaid principal or otherwise) under this Agreement or a Note within ten (10) days after being due;

         (b) the failure of Borrower to perform, observe or comply with any of the covenants, agreements, obligations, requirements or provisions in this Agreement or in a collateral Document, and such failure continues for ten (10) days after written notice thereof is given;

         (c) any representation or warranty in this Agreement or in a Collateral Document is not true or correct as of the date or dates such representation is deemed made;

         (d) the failure by a Subsidiary to comply with the Guaranty;

         (e) Borrower or a Subsidiary shall commit an act of bankruptcy within the meaning of the Federal Bankruptcy code or a bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceeding shall be instituted by or against Borrower or a Subsidiary and in the case of a non-voluntary proceeding such party consents thereto or fails to cause such proceeding to be dismissed or discharged within sixty (60) days;

         (f) Except as described in Section 9.1(h), Borrower or a Subsidiary shall be in default after expiration of all cure periods on any debt or obligation greater than $25,000.00 whether or not secured by any of the collateral given to secure a Loan; and

         (g) a judgment or tax lien is filed against Borrower or a Subsidiary and it is not paid or discharged by bond or otherwise stayed within thirty (30) days;

         (h)  the  death  or  permanent  disability  of S.  Steven  Carl or John
         Johnson;

         (i) there has occurred since December 31, 1996 a material change in the ownership or control of Borrower or in the corporate structure of Borrower or any of the Subsidiaries except as reflected in either of Borrower's Forms 1O-QSB referred in Section 9.1(c) or in the Proxy Statement.

         13.2 Borrower hereby waives presentment, demand, notice of dishonor, protest or further notice of any kind. As a result, if any installment or other sum is not paid when due, Lender does not have to notify Borrower before enforcing its rights to collect all amounts due.

SECTION 14. IRREGULAR PAYMENT

         14.1 Lender may accept late payments and partial payments even though marked "payment in full" or words of similar import, without losing any of its rights under this Agreement or under the Notes.

SECTION 15. DELAY IN ENFORCEMENT

         15.1 Lender may delay in enforcing its rights under this Agreement or a Collateral Document without losing or prejudicing such rights.

SECTION 16. NO BROKER

         16.1 Borrower represents and warrants to Lender that it has not dealt with any broker or finder, whether or not licensed, in connection with this Agreement or the loan transactions under this Agreement.

         16.2 Borrower agrees to defend, indemnify and hold harmless Lender from any and all Claims and Expenses based on, or arising from, its representation and warranty in Section 16.1.

SECTION 17. LOAN EXPENSES

         17.1 Borrower agrees to pay, promptly after demand is made, all reasonable out-of-pocket expenses incurred by Lender in connection with the making, perfection or enforcement of the loan transactions which are the subject of this Agreement, including (but not limited to) Lender's legal fees and disbursements and other miscellaneous expenses. Borrower has delivered its check for $7,500 to Lender's counsel Morse, Zelnick, Rose & Lander, LLP on account of legal fees and disbursements to be incurred by it in connection with this transaction and will deliver a check for the balance of its fees and disbursements incurred in connection therewith at the Closing against presentation of a bill for such service and disbursements.

SECTION 18. NOTICES

         18.1 Unless otherwise expressly provided elsewhere in this Agreement, any notice, request, consent, election, demand or other communication ("notice") to be given or made by the parties under this Agreement must be in writing and either:

         (a) delivered by hand, telecopier or overnight delivery by Federal Express or other recognized carrier; or

         (b) sent by certified or registered mail, return receipt requested, postage prepaid.

         18.2 Each notice to be given:

         (a) to Lender, will be addressed to:

                    Abraham Goldstein, Managing Director
                    InterEquity Capital Partners, L.P.
                    220 Fifth Avenue
                    New York, New York 10001

         (b) to Borrower, will be addressed to it at its address set forth in the preamble on page 1 of this Agreement.

         18.3 A copy of each notice must be sent simultaneously and in like manner to the following persons:

         (a) (in case of a notice to Lender) to:

                    Morse, Zelnick, Rose & Lander, LLP
                    450 Park Avenue, Suite 902
                    New York, New York 10022
                    Att'n: Howard L. Weinreich, Esq.

         (b) (in the case of a notice to Borrower) to:

                    Graubard, Mollen & Miller
                    600 Third Avenue
                    New York, New York 10016
                    Att'n: David Alan Miller

         18.4 Borrower and Lender may, by notice to the others, change the address to which future notices are to be sent or add or change a person to whom a notice or a copy of a notice is to be sent.

         18.5 Unless otherwise provided elsewhere in this Agreement, each notice shall be considered to be given on:

         (a) the date delivered by hand or telecopier (unless it is not a business day or is not received before 5:30 P.M., in which case the notice shall be considered given on the next business day after being sent);

         (b) the next business day after being sent by overnight courier;

         (c) the third full business day following the date of mailing postage prepaid in the United States Mail.

However, a notice of a change of address of person pursuant to Section 18.4 shall not be deemed given until received.

         18.6 A notice that is mailed must be deposited into an official mail depository maintained by the United States Postal Service or (if mailed outside the United States) by an equivalent postal authority.

         18.7 Failure to accept a notice is deemed receipt of it and does not invalidate the notice or excuse the performance of an obligation.

SECTION 19. ENTIRE AGREEMENT

         19.1 All prior and contemporaneous statements, representations, promises, understandings, agreements, projections and opinions, whether written or oral made to each other with regard to this transaction, are merged in this Agreement and have no effect unless they are expressly contained in this Agreement. This Agreement constitutes our entire agreement.

SECTION 20. CHANGES AND WAIVERS

         20.1 A provision of this Agreement will be considered to have been changed or waived only if the change or waiver is expressly made in writing signed by the party to be charged.

         20.2 The failure to insist on strict performance of any provision will not mean that the provision has been waived or that the right to insist thereafter on strict performance of that or any other provision has been waived.

SECTION 21. PARTIES TO COOPERATE

         21.1 Each party will reasonably cooperate with the other to close these loan transactions.

         21.2 In furtherance of such cooperation, each party will obtain, execute and deliver such documents as are in its possession or control and are reasonably necessary in order to close or effectuate or confirm any provisions of this Agreement.

SECTION 22. GOVERNING LAW; VENUE FOR LAWSUITS

         22.1 The laws of the State of New York will govern this Agreement and the interpretation and enforcement of its provisions, without regard to legal principles of conflict of laws.

         22.2 The parties each hereby agree that any action, suit or proceeding under this Agreement shall be brought in the State of New York, and each party hereby submits to the jurisdiction of the courts of the State of New York (both State and Federal). Borrower hereby irrevocably appoints Messrs. Graubard, Mollen & Miller, 600 Third Avenue, New York, New York 10016 as its authorized agent upon whom process may be served in any such action, suit or proceeding. Borrower agrees that service of process on such agent with a copy of such process delivered to Borrower in the manner permitted under Section 18 shall constitute effective service upon it Borrower agrees to take any and all actions, including the execution and filing of all documents and instruments, as may be necessary or appropriate to effect and continue the appointment of such agent in full force and effect, or if necessary by reason of any fact or condition relating to such agent, to replace such agent to the satisfaction of Lender and Borrower agrees that service of process upon such agent or any replacement therefore with a copy to it shall be deemed in every respect effective service of process in any such suit, action or proceeding in any such court.

SECTION 23. WAIVER OF JURY TRIAL

         23.1 Each Party waives the right to a trial by jury in any litigation arising under this agreement or under any ancillary document.

         23.2 Any claim for which a jury trial cannot legally be waived shall not be asserted as a counterclaim or joined with any lawsuit in which a jury trial is waived, unless the failure to assert it would prevent the claim from being made later.

SECTION 24. INVALID PROVISIONS SEVERED

         24.1 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of the other provisions, which shall be enforced to the fullest extent permitted by law.

SECTION 25. CAPTIONS; EXHIBITS; AND GRAMMAR

         25.1 The paragraph captions are for convenience only. They are not part of the text of this Agreement and are not to be used to interpret its provisions.

         25.2 All Exhibits to this Agreement are incorporated in, and are part of, this Agreement as fully as though set forth herein.

         25.3 All references in this Agreement to a Section, paragraph or Exhibit mean a Section or paragraph of this Agreement or an Exhibit attached to this Agreement.

         25.4 The use of the singular includes the plural and the use of any gender includes any other gender whenever required by the sense of this Agreement

SECTION 26. REIMBURSEMENT FOR ENFORCEMENT

         26.1 In the event Borrower fails to perform any of its obligations under this Agreement or under any Collateral Document, then Borrower shall pay any and all Claims and Expenses incurred by the Lender in enforcing or establishing its rights hereunder or thereunder.

SECTION 27. NO NEGATIVE CONSTRUCTION AGAINST DRAFTING PARTY

         27.1 The parties acknowledge that they are sophisticated and are represented by experienced, knowledgeable attorneys. The parties agree that the normal rules of construction to resolve ambiguities against the party whose counsel drafted this Agreement shall not be followed in the interpretation of this Agreement. Consequently, no negative inference or interpretation shall be made by a court in enforcing the provisions of this Agreement against the party whose attorney drafted this Agreement.

SECTION 28. NO OTHER PARTIES

         The representations, warranties and agreements of Borrower contained herein are intended solely for the benefit of Lender, and shall confer no rights hereunder, whether legal or equitable, in any other third person, and no other person shall be entitled to rely thereon.

SECTION 29. COUNTERPARTS

         29.1 This Agreement may be signed in counterparts, each of which will be deemed an original document. All counterparts will constitute one document which may be sufficiently evidenced by one such Counterpart. Each counterpart will be binding on the signatory to such counterpart notwithstanding that it is not signed by both signatories to this Agreement.

SECTION 30. INDEMNIFICATION

         30.1 Borrower indemnifies Lender, its officers, directors, principals and affiliates from and against any Claims and Expenses incurred or suffered by them or any of them arising out of the transactions contemplated hereunder, except that this indemnification shall not apply to any liability incurred by the Lender to the Borrower or to any Person as a result of the gross negligence or willful misconduct of the Lender, its officers, directors, employees, agents and participating lenders.

SECTION 31. LENDER'S RIGHT TO TRANSFER AND ASSIGN

         31.1 Lender has the right, in its sole and absolute discretion, without consent or affecting the obligations of Borrower, to transfer and assign participation interests in one or both Notes given to it pursuant to this Agreement together with its rights hereunder under one or more of the other Collateral Documents, provided that if there is more than one participant (including Lender) then all participants shall designate one party who shall for all purposes of the transactions contemplated under this Agreement act for and on behalf of all participants.

SECTION 32. SUCCESSORS AND ASSIGNS

         32.1 This Agreement shall bind Borrower and its successors.

         32.2 This Agreement shall be binding upon and shall inure to the benefit of Lender, its successors and assigns. Any reference in this Agreement to Lender shall include its successors and assigns.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement and affixed their seals as of the date first above stated.

(SEAL)                                  H.E.R.C. PRODUCTS INCORPORATED

                                        By: /s/ John P. Johnson
                                           -------------------------


                                        INTEREQUITY CAPITAL PARTNERS, L.P.


                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------

                           Exhibit 3 to Loan Agreement



                H.E.R.C. Products Incorporated and Subsidiaries
                         2202 W. Lone Cactus Drive #15
                               Phoenix, AZ 85027



                                 1997 FORECAST

HERC PRODUCTS INCORPORATED
                                                   CONSOLIDATED BUDGET 1997

                                              A   C   T   U   A   L     P   R   O   J   E   C   T   E   D
Revenue                                   Jan         Feb        Mar        Apr        May       Jun        Jul
Sales - PK                               50,570      18,270     33,750     19,000    170,175    113,066   111,260
Sales - PW                               13,234      12,301      8,688      9,639      9,878      9,996    11,937
Sales - WK                               14,657       6,645      5.065      5,100      8,000      4,580     6,395
Sales - CH                               10,685       5,250          0      5,008      5,145      5,187     5,355
Sales - HCP                             164,318     293,309    168,803    111,600    118,779    151,115   147,765
Sales - CCT                              81,758     106.156    100,610    176,953    277,877    266,721    93,520

Total Revenue                           335,222     441,931    316,916    327,300    587,854    550,665   376,232

Cost of Goods Sold

COGS - PK                                23,202      21,982     14,695     44,988    149,254    233,675    68,047
COGS - PW                                 3,319       4,902      2,458      4,145      2,976      2,587     3,165
COGS - WK                                 9,525       1,961      1,902      1,440      2,132      1,190     2,008
COGS - CH                                 1,684         819          0      1,166        872        706       999
COGS - HCP                              139,786     202,406     42,142     68,733     75,433    103,578   102,656
COGS - CCT                               40,132      41,086     55,691     89,649    155,592    149,858    47,616

Total Cost of Goods Sold                217,648     273,156     26,888    210,121    386,259    491,513   224,491

Gross Profit                            117,574     168,775    100,028    117,179    201,595     59,152   151,741
                                        -------     -------    -------    -------    -------     ------   -------
                                             35%         38%        32%        36%        34%        11%       40%

Selling Expenses

Selling Expenses - PK                    25,754      18,328     27,747     21,612     33,979     29,848    26,678
Selling Expenses - PW                     7,280       6,867      6,051      7,906      5,604      6,220     5,624
Selling Expenses - WK                     5,026       5,160      4,476      4,780      4,751      4,531     5,343
Selling Expenses - CH                         0           0          0          0          0          0         0
Selling Expenses - HCP                   44,339      58,449     49,890     47,379     30,874     31,434    39,683
Selling Expenses - CCT                   42,419      49,409     70,917     47,810     54,897     38,394    36,807

Total Selling Expenses                  124,818     138,203    159,081    129,487    130,105    110,427   114,135

General & Administrative Expenses

G&A Expenses - PK                        36,661      32,618     39,654     72,500     29,283     75,149    65,664
G&A Expenses - PW                           155         284        198        112        128        143       139
G&A Expenses - WK                           517         125        325        549        347        130       245
G&A Expenses - CH                             0           0          0          0          0          0         0
G&A Expenses - HCP                          856       7,546     28,920      6,812      3,108      2,690     2,006
G&A Expenses - CCT                       19,172      14,823      9,054     14,823     16,201     14,714    14,616
G&A Expenses - Corporate                148,090     149,748    339,946    109,495    118,849    159,896   153,767

Total G & A Expenses                    205,451     205,144    418,907    204,291    165,916    252,722   236,437

Total SG&A Expenses                     330,269     343,347    577,178    333,778    296,021    363,149   350,572

Other Income Expenses

Interest Income                           4,843      10,038      2,953       (472)     4,275      2,059       200
Interest Expense                         (1,302)       (446)    (2,549)    (1,295)    (3,694)     1,935    (2,525)

Total Other Income/Expense                3,541       9,592        404     (1,767)        581     3,994    (2,325)

Net Income (Loss)                      (209,154)   (164,980)  (476,746)  (218,366)   (93,845)  (300,003) (201,156)
                                       --------    --------   --------   --------    -------   --------  --------
                                         -62.39%     -37.33%   -150.43%    -66.72%    -15.96%    -54.48%   -53.47%



                                       A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

Revenue                                   Aug          Sep          Oct          Nov         Dec             Total
Sales - PK                              129,500      130,000      345,300      115,000     125,000         1,860,591
Sales - PW                               10,000       15,000       15,300       15,000      15,000           145,673
Sales - WK                               10,000       25,000       25,300       20,000      20,000           141,442
Sales - CH                                5,200       10,000       10,300       10,000      10,000            81,830
Sales - HCP                             157,174      172,064      186,355      201,845     216,735         2,090,463
Sales - CCT                             225,000      300,000      150,000       52,626      51,154         1,892,377

Total Revenue                           536,874      652,064      731.955      924,473     437,889         6,219,376

Cost of Goods Sold

COGS - PK                                80,073       89,740      157,071      306,073      83,921         1,272,721
COGS - PW                                 3,200        4,800        4,800        4,800       4,800            45,952
COGS - WK                                 3,400        8,500        8,500        6.800       6,800            54,077
COGS - CH                                 1,768        3,400        3,400        3,400       3,400            21,614
COGS - HCP                               97,088      105,642      114,972      124,302     133,632         1,410,370
COGS - CCT                              128,255      155,023       75,661       33,543      20,055           992,161

Total Cost of Goods Sold                313,783      367,105      364,405      478,918     252,608         3,796,895

Gross Profit                            223,901      284,959      367,550      445,555     185,281         2,422,481
                                        -------      -------      -------      -------     -------         ---------
                                            42%          44%          50%          48%         42%               39%

Selling Expenses

Selling Expenses - PK                    20,855       21,275       24,600       24,600      19,050           294,324
Selling Expenses - PW                     6,343        8,343        6,343        7,843       6,343            80,757
Selling Expenses - WK                    13,264       10,728       10,728       10,328      10,328            89,443
Selling Expenses - CH                         0            0            0            0           0                 0
Selling Expenses - HCP                   42,889       39,088       40,922       40,922      41,267           505,937
Selling Expenses - CCT                   54,938       57,934       27,614       27,614      24,832           547,739

Total Selling Expenses                  138,288      137,313      123,216      111,307     101,819         1,518,200

General & Administrative Expenses

G&A Expenses - PK                        29,253       39,253       39,253       39,253      39,253           537,793
G&A Expenses - PW                           190          190          190          190         190             2,109
G&A Expenses - WK                           525          525          525          525         525             4,863
G&A Expenses - CH                             0            0            0            0           0                 0
G&A Expenses - HCP                          583        3,083          583        1,183         583            57,955
G&A Expenses - CCT                       17,385       13,218       13,218       13,218      13,218           173,660
G&A Expenses - Corporate                107,527      102,420       94,420       94,920      94,420         1,671,497

Total G & A Expenses                    155,463      158,689      148,189      149,289     148,189         2,447,876

Total SG&A Expenses                     293,751      296,002      271,405      260,596     250,008         3,966,077

Other Income Expenses

Interest Income                             200          200          200          200         200            24,896
Interest Expense                         (3,757)      (8,006)     (11,715)     (13,735)    (13,731)          (80,820)

Total Other Income/Expense               (3,557)      (7,806)     (11,515)     (13,535)    (13,531)          (35,924)

Net Income (Loss)                       (74,217)     (18,848)      84,630      171,424     (78,258)       (1,579,520)
                                        -------      -------       ------      -------     -------        ----------
                                         -13.82%       -2.89%       11.58^       18.54%     -17.87%           -25.40%

HERC PRODUCTS INCORPORATED
                                       CORPORATE BUDGET 1997

General & Administrative                 A   C   T   U   A   L       P   R   O   J   E   C   T   E   D
                             Jan           Feb          Mar           Apr           May          Jun           Jul
Auto                          796         1,380          952         2,424         1,276         1,410         1,000
Amortization                9,808         9,808        9,808         9,808         9,808        10,980        10,024
Bank Charges                   20           570            1           157           173        12,941        13,700
Depreciation Expense        5,100         5,100        5,100         5,100         5,100        (7,201)        3,050
Dues & Subscriptions        4,000           261          107           962             0           200             0
Education Expenses              0            65          299             0             0             0             0
Meals and Entertainment     1,533           674        2,084         2,621           941         3,021         1,500
Equipment Rental Office     4,193         2,766        2,858           572         2,858         2,858         2,858
401K 10% Match                153             0          655           261           131           394           150
Insurance - Health          6,153         4,927        7,676         4,154         5,051         7,061         6,143
Insurance - Liab./D&O      17,270         6,956       14,330         9,644        12,602        11,940        12,500
Legal & Professional       12,847        26,548       43,218        12,766        24,146        19,194        19,607
Maint. & Repairs Office       927           213          849           678           298           676            54
Moving Expenses                 0             0            0             0             0             0             0
Patent Expenses                 0             0            3             4             0           (39)            0
Payroll Office             11,715        11,251       10,212         9,422        11,263        13,393        12,794
Payroll Officers           37,730        47,542      196,292        13,958        22,708        41,958        34,958
Payroll Support             3,317         3,167        3,217         3,267         3,167         3,345         3,580
Payroll Expenses            8,392         5,606        6,771         6,425         4,568         5,406         4,580
Permits/Licenses/Fees           0             0            0            60             0         4,396            76
Postage                     1,725           884          987         1,491           563         1,576         1,050
Printing                      439           417        2,576           324           821           173         6,000
Rent                        9,841         9,722        9,819         9,755         2,316         9,074         9,074
R & D Expense                   0             0            0         1,035            61             5             0
Supplies Office             3,051         1,688        2,151         1,843           896         3,130         2,000
Telephone                   2,956         3,524        3,733         3,757         4,097         3,135         2,835
Taxes - Other                   0             0        4,151             2            82         1,546            34
Testing Expenses               42             0        3,787           (50)            0             0             0
Travel                      5,465         5,481        7,309         7,657         3,229         8,524         5,000
Utilities                     615             0          801         1,398           692           800         1,200

Total G&A Expenses        148,090       149,748      339,946       109,495       116,849       159,896       153,767

Other Income/Expense

Other Income (Expense)      4,843        10,038        2,953          (472)        4,275         2,059           200
Interest Expense             (798)            0         (905)         (139)       (1,390)       (1,235)       (1,100)

Total Other Income/Expense  4,045        10,038        2,046          (611)        2,885           824          (900)



General & Administrative                 A   C   T   U   A   L       P   R   O   J   E   C   T   E   D

                               Aug           Sep           Oct           Nov           Dec         Total
Auto                          1,000         1,000         1,000         1,000         1,000        12,240
Amortization                 10,024        10,024        10,024        10,024        10,024       120,164
Bank Charges                      0             0             0             0             0        27,562
Depreciation Expense          3,050         3,050         3,050         3,050         3,050        36,599
Dues & Subscriptions            100           100           100           100           100         8,030
Education Expenses                0             0             0             0             0           364
Meals and Entertainment       1,700         1,000         1,000         1,500         1,000        16,574
Equipment Rental Office       2,858         2,858         2,858         2,858         2,858        33,253
401K 10% Match                  300           300           300           300           300         3,244
Insurance - Health            5,000         5,000         5,000         5,000         5,000        66,365
Insurance - Liab./D&O        13,750        13,750        13,750        13,750        13,750       153,992
Legal & Professional         13,219        12,200         4,700         4,700         4,700       197,845
Maint. & Repairs Office         500           500           500           500           500         8,195
Moving Expenses                   0             0             0             0             0             0
Patent Expenses                   0             0             0             0             0           (32)
Payroll Office               12,750        11,001        11,001        11,001        11,001       138,804
Payroll Officers             15,334        15,334        15,334        15,334        15,334       471,816
Payroll Support               3,506         3,506         3,506         3,506         3,506        40,590
Payroll Expenses              3,862         3,223         3,223         3,223         3,223        59,701
Permits/Licenses/Fees             0             0             0             0             0         4,532
Postage                         900           900           900           900           900        12,776
Printing                        200           200           200           200           200        11,750
Rent                          9,074         9,074         9,074         9,074         9,074       104,971
R & D Expense                     0             0             0             0             0         1,101
Supplies Office               1,500         1,500         1,500         1,500         1,500        22,259
Telephone                     2,700         2,700         2,700         2,700         2,700        37,537
Taxes - Other                     0             0             0             0             0         5,815
Testing Expenses                  0             0             0             0             0         3,779
Travel                        5,000         4,000         4,000         4,000         4,000        63,665
Utilities                     1,200         1,200           700           700           700        10,006

Total G&A Expenses          107,527       102,420        94,420        94,420        94,420     1,671,497

Other Income/Expense

Other Income (Expense)          200           200           200           200           200        24,896
Interest Expense             (2,315)       (6,587)      (10,280)      (12,305)      (12,305)      (49,339)

Total Other Income/Expense   (2,115)       (6,367)      (10,080)      (12,105)      (12,105)      (24,443)

HERC PRODUCTS INCORPORATED
                                                PIPE KLEAN BUDGET 1997

                                              A   C   T   U   A   L     P   R   O   J   E   C   T   E   D
                                Jan         Feb           Mar           Apr          May          Jun           Jul
Net Sales                     50,570       18,270        33,750       19,000       170,175      113,066       111,260


Cost of Goods Sold

Inventory                      3,176        1,305         2,868       16,486        26,556       10,248         3,245
Meals - Operations               567          500             0        2,150         8,229        4,513         9,978
Contract labor                     0          167           287           72        10,717        8,498         7,408
Freight                        3,033        3,108           470        1,219         3,664        8,784         2,345
Insurance - Health               708          628         1,374            0           660          659         4,800
Lab Fees                           0          182             0          936             0            0             0
Maint. & Repairs                   0          716           551            0         5,918       (4,463)          769
Payroll - Operations           9,690        6,902         7,770       12,682        38,664       71,042        29,115
Payroll Expenses                 817          528           589          787         2,846        3,073         2,832
Subcontractors                     0            0             0            0         3,360       30,889        (5,130)
Supplies                         675        4,175           333        1,667        14,341       11,998          1,28
MRU Repairs                      368          150           188        1,925         1,083            0         1,230
Travel - Operations            3,698        1,663           275        2,257        10,602       14,309        23,900
Other                            470        1,852            60        2,448        10,365       49,387       (29,000)
Rentals                            0          106             0        2,359        12,249       24,738        15,300
Total COGS                    23,202       21,982        14,695       44,988       149,254      233,675        68,047

Gross Profit                  27,368       (3,712)       19,055      (25,988)       20,921     (120,609)       43,213
                              ------       ------        ------      -------        ------     --------        ------
                                  54%        -20%            56%       -137%            12%       -107%            39%
Selling Expenses

Advertising                    4,199        1,506         3,034        2,295         5,674          (50)          733
Auto                           2,011          912           778          589         1,026        3,227         1,000
Commissions                        0            0         2,846            0         5,261        4,038         3,338
Consultants                        0            0             0            0             0        1,500             0
Dues & Subscriptions             771            0             0           86           170          225             0
Postage                          482           42            18          467           293          416           300
Insurance - Health             2,123        1,200         1,321        2,043         2,259        1,460         1,777
Payroll - Sales                7,333        9,086         8,635        8,317        11,650       11,650        12,917
Payroll Expenses                 561          636           464          659           969          892           988
Meals & Entertainment            493          184           890          232           244          985           400
Travel                         5,189        4,242         3,914        3,743         4,705        2,187         3,000
Supplies                         117          620           946        2,892         1,647        2,503         2,000
Trade Shows                    2,475         (100)        4,900          289            81          815           225


Total Selling Expenses        25,754       18,326        27,747       21,612        33,979       29,848        26,678



                                      A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                                 Aug          Sep          Oct          Nov         Dec         Total
Net Sales                      129,500      130,000      345,000      615,000      125,000    1,860,591


Cost of Goods Sold

Inventory                        8,650       10,500       21,500       48,500        8,750      161,784
Meals - Operations               2,590        2,600        6,900       12,300        2,500       52,824
Contract labor                   4,745        4,400       12,950       21,050        4,500       74,794
Freight                            778          890        1,980        4,140          775       31,186
Insurance - Health               5,600        5,600        6,350        6,350        6,350       39,079
Lab Fees                           130          130          345          615          125        2,463
Maint. & Repairs                 1,943        1,950        5,175        9,225        18,75       23,659
Payroll - Operations            23,448       23,448       25,948       25,948       25,948      300,535
Payroll Expenses                 1,993        1,993        2,206        2,206        2,206       22,075
Subcontractors                  13,802       22,679       29,268      101,589       15,268      211,724
Supplies                         3,885        3,900       10,350       18,450        3,750       74,782
MRU Repairs                          0            0            0            0            0        4,944
Travel - Operations              3,455        3,650        9,050       17,150        3,375       93,384
Other                            5,170        4,100       14,700       20,100        4,750       84,402
Rentals                          3,885        3,900       10,350       18,450        3,750       95,087
Total COGS                      80,073       89,740      157,071      306,073       83,921    1,272,721

Gross Profit                    49,427       40,260      187,929      308,927       41,079      587,870
                                ------       ------      -------      -------       ------      -------
                                    38%          31%          54%          50%          33%          32%
Selling Expenses

Advertising                          0            0            0            0            0       17,391
Auto                               800          800          800          800          800       13,543
Commissions                      2,580        1,500        7,800        7,800        2,250       37,413
Consultants                        200          200          200          200          200        2,500
Dues & Subscriptions                 0            0            0            0            0        1,252
Postage                            300          300          300          300          300        3,518
Insurance - Health               1,500        1,500        1,500        1,500        1,500       19,683
Payroll - Sales                  9,583        9,583        9,583        9,583        9,583      117,503
Payroll Expenses                   767          767          767          767          767        9,003
Meals & Entertainment              400          400          400          400          400        5,428
Travel                           3,000        3,000        3,000        3,000        3,000       41,980
Supplies                         1,725        1,725          250          250          250       14,925
Trade Shows                          0        1,500            0            0            0       10,185


Total Selling Expenses          20,855       21,275       24,600       24,600       19,050      294,324

1997 PIPE KLEAN BUDGET CONTINUED

General Administrative                             A   C   T   U   A   L     P   R   O   J   E   C   T   E   D
                                           Jan         Feb         Mar         Apr         May         Jun         Jul.
Auto                                      2,878         635       1,602         482         160         760         500
Depreciation                              2,030       2,740       2,740       2,800       2,800      30,483       7,333
Dues & Subscriptions                      4,712           0       1,497          99           0         (25)          0
Education                                     0           0         149           0           0           0           0
Entertainment                               396         383         628         441         435         584         500
Equip. Rental Office                          0           0         102         908         149         354         300
401k expense                                 55           0         233          75          47         110         110
insurance - Health                          899         802       1,223         913         190         850       1,110
Legal Fees                                2,930         178       2,331         357         103       7,881       1,986
Maint. & Repairs Office                       0       1,250         100         371         287           0         150
Moving Expenses                               0           0           0           0           0       2,499           0
Payroll Admin                            12,833      12,833      12,833      12,833      12,708      13,000      13,000
Payroll Expenses                            982        9820         982       1,346         972         994         995
Licenses & Permits                           95         603           0          50         319          50           0
Postage                                     249         112         361         520        (121)        521         335
Printing                                    145       2,634         229           0         560         183           0
Office Rent                                 469         641       2,781       2,619       2,619       2,571       2,619
Research & Development                        0         472           0      45,000         178         260         139
Office Supplies                             594       2,315       2,154        (950)        941       1,468       2,422
Telephone                                 3,252           0       3,292       2,564       3,144       4,813       3,000
Taxes Other                                   0          75           0         675          11        (225)        100
Testing Expenses                          1,146       5,890       2,516         486       1,245       1,045         175
Travel                                    2,996           0       3,395         765       1,932       6,489       3,500
Uncollectible Accounts                        0          73           0           0           0           0      27,000
Utilities                                     0         506         146         604         484         400         400

Total G&A Expense                        36,661      32,618      39,654      72,500      29,283      75,149      65,664

Total SG&A Expenses                      62,415      50,946      67,401      94,112      63,262     104,997      92,342

Other Income (Expense)

Interest Expense                            (47)          0         (52)          0         (45)       (951)     (1,328)



Net Income                              (35,904)    (54,658)    (48,398)   (120,100)    (42,386)   (226,557)    (50,457)
                                        -------     -------     -------    --------     -------    --------     -------
                                         -69.40%    -299.17%    -143.40%    -632.11%     -24.91%    -200.38%     -45.35%


General Administrative                        A   C   T   U   A   L     P   R   O   J   E   C   T   E   D
                                           Aug         Sep          Oct          Nov         Dec        Total
Auto                                        500         500          500          500         500       9,517
Depreciation                              7,333      17,333       17,333       17,333      17,333     127,591
Dues & Subscriptions                        100         100          100          100         100       6,783
Education                                     0           0            0            0           0         149
Entertainment                               500         500          500          500         500       5,867
Equip. Rental Office                        300         300          300          300         300       3,313
401k expense                                110         110          110          110         110       1,180
insurance - Health                        1,100       1,100        1,100        1,100       1,100      11,477
Legal Fees                                1,000       1,000        1,000        1,000       1,000      20,766
Maint. & Repairs Office                      50          50           50           50          50        2,40
Moving Expenses                               0           0            0            0           0       2,499
Payroll Admin                             8,834       8,834        8,834        8,834       8,834     134,210
Payroll Expenses                            707         707          707          707         707      10,787
Licenses & Permits                          100         100          100          100         100       1,014
Postage                                     350         350          350          350         350       4,218
Printing                                    250         250          250          250         250       2,479
Office Rent                               2,619       2,619        2,619        2,619       2,619      29,407
Research & Development                        0           0            0            0           0      46,218
Office Supplies                             300         300          300          300         300       8,601
Telephone                                 2,500       2,500        2,500        2,500       2,500      34,880
Taxes Other                                 100         100          100          100         100       1,061
Testing Expenses                            100         100          100          100         100       7,188
Travel                                    2,000       2,000        2,000        2,000       2,000      34,967
Uncollectible Accounts                        0           0            0            0           0      27,000
Utilities                                   400         400          400          400       4,213

Total G&A Expense                        29,253      39,253       39,253       39,253      39,253     537,793

Total SG&A Expenses                      50,107      60,527       63,852       63,852      58,302     832,117

Other Income (Expense)

Interest Expense                         (1,328)     (1,328)      (1,328)      (1,328)     (1,328)     (9,063)



Net Income                               (2,008)    (21,595)     122,748      243,747     (18,552)   (253,310)
                                         ------     -------      -------      -------     -------    --------
                                          -1.55%     -16,61%        35.58%       39.63%    -14.84$     -13.61%

HERC PRODUCTS INCORPORATED
                                                   CCT CORPORATION BUDGET 1997

                                                A   C   T   U   A   L     P   R   O   J   E   C   T   E   D
                                    Jan.          Feb            Mar          Apr            May         Jun            Jul
Sales                              81,758       106,158        100,610      176,953        277,877      266,721       93,520

Cost of Good Sold                  40,132        41,086         55,691       89,649        155,592      149,858       47,616

Gross Profit                       41,626        65,070         44,919       87,304        122,285      116,863       45,904
                                   ------        ------         ------       ------        -------      -------       ------
                                       51%           61%            45%          49%            44%          44%          49%


Selling, General & Admin.

Accounting Fees                       169           111             (9)          56            146          124            0
Advertising                           200             0              0            0              0            0            0
Amortization                          207           207            206          206            207          207          207
Bank Fes                                0             0             21            0              0            0            0
Business Promotion                    628             0            112           11            287          (11)         200
Commissions                         1,000             0          3,164        2,190          2,480        1,784          251
Conferences & Meetings                388           260          1,111          116            575          103          410
Consulting Fees                     2,575         2,500         19,000            2          9,334      (10,533)           0
Depeciation Expenses                  474           474            474          474            474          474          474
Dues & Publications                   370           760          1,525          268            334          145            0
Education & Training                    0             0            108            0              0            0          120
Employee Benefits                   3,083         3,394          1,637        2,269            104        2,430        1,672
Entertainment                         912         1,067            531        1,054            988          646          613
Equip. Rental                           0             0              0            0              0            0           95
Gas & Oil                             144           111            476          385            554           72          748
Insurance Hazard                       90             0             89           90             90           90           90
Insurance Worker's Comp.              102             0              0            0              0            0            0
License Fees                          759            46          1,264          182              0            0            0
Misc. Expense                         196            75            110          515            411           25            0
Office Supplies                     1,475           678            783          830            781          831          337
Outside Services                        0             0             14          (35)         8,868        1,149            0
Payroll Taxes                       3,994         3,103          2,476        2,976          2,481        2,595        2,834
Plant Supplies                          0             0              0            0              0            0            0
Postage                               546         1,029            217          515          1,011          619          110
Printing                               21         2,610            561        3,319         (2,580)         842          467
Professional Services               1,167         1,145             38          (10)             0            0            0
Rent                                    0         1,695          3,390        1,695          1,695        1,695        1,695
Repairs & Maint.                       98           815             98           98            295           98           98
R & D                                   0         1,000          1,000          264            339            0            0
Salaries Admin.                    11,959         6,203          1,137         7,10          8,084        6,797        6,699
Salaries Officers                   7,213         8,620           ,917        7.717          8,117        7,917        7,917
Salaries Sales                     13,092        16,842         22,256       17,598         16,842       18,902       18,902
Mill Taxes                              0             0              0            0              0           52           52
Telephone                           2,336         2,969          1,278        4,001          2,787        1,505        1,505
Travel                              5,108         4,205          5,521        3,958          5,144        3,475        3,475
Utilities                             105            96             92           93             12          122          122
Vehicle Repair                          0             0              0            0              0            0            0
Vehicle Rents                       1,306         1,516          1,174        1,441          1,504        1,455        1,455
Vehicle Reimbursement               1,619         1,996          1,791        2,600          3,186        1,625        1,625
Warehousing Costs                     255           705            409          640         (1,582)          60           60

Total S, G&A Expenses              61,591        64,232         79,971       62,633         71,098       53,108       51,423

Operating Income                  (19,965)          838        (35,052)      24,671         51,187       63,755       (5,519)


Other Income/Expense

Other Income (Expense)               (457)         (446)        (1,592)      (1,156)        (2,259)       4,121          (97)

Total Other Expense                  (457)         (446)        (1,592)      (1,156)        (2,259)       4,121          (97)


Net Income                        (20,422)          392        (36.644)      23,515         48,928       67,876       (5,616)
                                  -------           ---        -------       ------         ------       ------       ------
                                  -24.998%         0.37%        -36.42%       13.29%         17.61%       25.45%       -8.01%




                                                    A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                                          Aug            Sep            Oct            Nov            Dec          Total
Sales                                   225,000        300,000        150,000         62,628         51,514      1,892,377

Cost of Good Sold                       128,255        155,023         75,661         33,543         20,051        992,161

Gross Profit                             96,745        144,977         74,339         29,085         31,099        900,216
                                         ------        -------         ------         ------         ------        -------
                                             43%            48%            50%            46%            61%            48%


Selling, General & Admin.

Accounting Fees                             120            120            120            120            120          1,197
Advertising                                   0              0              0              0              0            200
Amortization                                207            207            207            207            207          2,482
Bank Fes                                     60             60             50             50             50            291
Business Promotion                          350            400            100            250              0          2,327
Commissions                               4,624          8,996          1,588            970            193         27,240
Conferences & Meetings                    1,500            250            250              0              0          4,963
Consulting Fees                           3,032          3,061          3,010          3,010          3,001         37,992
Depeciation Expenses                        474            474            474            474            474          5,688
Dues & Publications                         125            210            100            100             50          3,987
Education & Training                        225            725            175             75            275          1,703
Employee Benefits                         3,043          3,043          3,043          2,535          2,535         28,788
Entertainment                               760            415            415            340            302          8,043
Equip. Rental                               145            145            120             20             20            545
Gas & Oil                                   805            840            337            332            342          5,146
Insurance Hazard                              0              0              0              0              0            539
Insurance Worker's Comp.                      0              0              0              0              0            102
License Fees                                125            125            125            125            125          2,876
Misc. Expense                               432            812            138            138             20          2,873
Office Supplies                             960            755            755            720            720          9,625
Outside Services                              0              0              0              0              0          7,996
Payroll Taxes                             3,309          3,893          2,975          1,371          1,303         33,310
Plant Supplies                                0              0              0              0              0              0
Postage                                     487            480            355            380            400          6,149
Printing                                    572            307            290          1,627            127          8,163
Professional Services                         0              0              0              0              0          2,349
Rent                                      2,035          2,035          2,035          2,035          2,035         22,040
Repairs & Maint.                             96             96             96             96             96          2,080
R & D                                         0              0              9              0              0          2,603
Salaries Admin.                          11,968          7,801          7,801          7,801          7,801         91,157
Salaries Officers                         5,417          5,417          5,417          5,417          5,417         82,503
Salaries Sales                           18,902         18,902         18,217          7,171          7,171        189,556
Mill Taxes                                1,130          2,267            351              0              0         11,448
Telephone                                 2,780          2,480          2,555            970            970         27,131
Travel                                    4,584          3,640          2,880          1,622          2,020         45,206
Utilities                                   150            150            150            150            150          1,503
Vehicle Repair                              700              0              0              0              0            700
Vehicle Rents                             1,958          1,806          1,376          1,776          1,176         17,693
Vehicle Reimbursement                     1,760          1,750          1,180            650            650         20,431
Warehousing Costs                           300            300            300            300            300          2,774

Total S, G&A Expenses                    72,323         71,152         54,986         40,832         38,050        721,399

Operating Income                         24,422         73,825         19,353        (11,747)        (6,951)       178,817


Other Income/Expense

Other Income (Expense)                     (114)          (111)          (107)          (102)           (98)        (2,418)

Total Other Expense                        (114)          (111)          (107)          (102)           (98)        (2,418)


Net Income                               24,308         73,714         19,246        (11,849)        (7,049)       176,399
                                         ------         ------         ------        -------         ------        -------
                                          10.80%         24.57%         12.83%        -18.92%        -13.78%          9.32%

HERC PRODUCTS INCORPORATED
                                              CONSUMER PRODUCTS BUDGET 1997

                                            A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                                 Jan            Feb          Mar          Apr          May          Jun          Jul
Sales                          202,880        318,392      173,434      114,365      123,515      148,548      144,314
Discounts                       (3,605)        (4,844)      (3,658)      (3,721)      (4,147)      (4,677)      (3,719)
Allowances                     (29,736)       (18,466)           0       (1,568)           0            0            0
Returns                         (5,221)        (1,971)      (4,114)        (907)      (1,927)     (10,601)      (3,001)
Product Claims                       0            198        3,141        3,431        1,338       17,847       10,171

Net Sales                      164,318        293,309      168,803      111,600      118,779      151,115      147,765

Cost of Goods Sold             107,304       156,5583       95,817       52,167       58,601       74,461       75,404
Freight In                           0          2,530        2,614        1,980        2,651        2,639        1,228
Freight Out                     32,036         42,380       39,193       14,400       12,014       24,845       25,735
Warehouse Supplies                 446            913        4,518          186        2,167        1,633          289

Total GOGS                     139,786        202,406      142,142       68,733       75,433      103,578      102,656

Gross Profit                    24,532         90,903       26,661       42,867       43,346       47,537       45,109
                                ------         ------       ------       ------       ------       ------       ------
                                    15%            31%          16%          38%          36%          31%          31%


Selling Expenses

Advertising                     18,074         18,962       17,728       17,999       16,593       18,739       16,612
Auto                               609          1,250          709          952         (434)       1,189          500
Commissions - Reps               7,341         13,790        8,446        5,580       (5,936)       8,289        7,388
Commissions - Sales              2,936          4,466        2,917        1,399        1,542      (12,846)           0
Customer Refunds                    36              0            0            0           47           25          (25)
Insurance - Health               1,082          1,031          989        1,064        1,064        1,082        1,082
Payroll Sales                   11,894         11,542       13,207       13,506       12,792       10,029       10,893
Payroll Expenses                   910            883        1,042        1,033          979        1,413          833
Meals & Entertainment               55            902          486          569         (227)         310          350
Travel                             675          3,548        2,902        3,485        1,529        2,145        1,500
Trade Shows                        727          2,075        1,464        1,792        2,925        1,059          550



Total Selling Expenses          44,339         58,449       49,890       47,379       30,874       31,434       39,683


General & Administrative


Dues & Subscriptions                 0              0          250            0            0          128            0
401k % Match                         0              0          119           16           32           48           50
Licenses & Fees                      0              0          350           62           91          319           77
Legal & Professional                 0            323          148          479        2,623          497          604
Moving Expenses                      0              0       22,000           44       (2,092)           0            0
Postage                            218            625          398          151           68           41           25
Printing                            16             32          271           40           40        1,165           58
Office Supplies                    133           2,46          118          172          496           88          170
Product Development                (42)         3,316        3,672        4,765        1,196            0          704
Telephone                          531            782        1,594        1,083          656          404          318


Total G & A Expense                856          7,546       28,920        8,812        3,108        2,690        2,006

Total SG&A Expenses             45,195         85,995       78,810       54,191       33,982       34,124       41,689

Net Profit                     (20,663)        24,908      (52,149)     (11,324)       9,365       13,413        3,420
                               -------         ------      -------      -------        -----       ------        -----
                                -12.58%          8.49%      -30.89%      -10.15%        7.88%        8.88%        2.31%




                                                 A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                                       Aug            Sep            Oct            Nov            Dec           Total
Sales                                155,000        170,000        185,000        200,000        215,000      2,150,446
Discounts                             (1,771)        (1,943)        (2,114)        (2,286)        (2,475)       (38,943)
Allowances                             3,500          3,500          3,500          3,500          3,500        (32,270)
Returns                                 (192)          (192)          (192)          (192)          (192)       (28,702)
Product Claims                           638            699            761            823            885         39,931

Net Sales                            157,174        172,064        186,955        201,845        216,735      2,090,463

Cost of Goods Sold                    82,048         89,998         97,948        105,898        113,848      1,110,078
Freight In                                 0              0              0              0              0         13,642
Freight Out                           14,725         15,300         16,650         18,000         19,350        274,628
Warehouse Supplies                       314            344            374            404            433         12,022

Total GOGS                            97,088        105,642        114,972        124,302        133,632      1,410,370

Gross Profit                          60,087         66,422         71,983         77,543         83,104        680,093
                                      ------         ------         ------         ------         ------        -------
                                          38%            39%            39%            38%            38%            33%


Selling Expenses

Advertising                           16,667         16,667         16,667         16,667         16,667        208,042
Auto                                     500            500            500            500            500          7,275
Commissions - Reps                     7,025          7,770          8,514          9,259         10,003         87,470
Commissions - Sales                        0              0              0              0              0            414
Customer Refunds                          50             50             50             50             50            333
Insurance - Health                     1,082          1,082          1,082          1,082          1,082         12,804
Payroll Sales                         10,893         10,893         10,893         10,893         10,893        138,328
Payroll Expenses                         871            871            871            871            871         11,450
Meals & Entertainment                    200            200            200            200            200          3,445
Travel                                 4,000          1,000          1,000          1,000          1,000         23,784
Trade Shows                            1,600              0              0            400              0         12,592



Total Selling Expenses                42,889         39,033         39,778         40,922         41,267        505,937


General & Administrative


Dues & Subscriptions                       0              0              0              0              0            378
401k % Match                              50             50             50             50             50            515
Licenses & Fees                            0              0              0              0              0            899
Legal & Professional                       0              0              0              0              0          4,674
Moving Expenses                            0              0              0              0              0         19,952
Postage                                  208            208            208            208            208          2,566
Printing                                   0              0              0            600              0          2,222
Office Supplies                          125            125            125            125            125          4,270
Product Development                        0          2,500              0              0              0         16,111
Telephone                                200            200            200            200            200          6,368


Total G & A Expense                      583          3,083            583          1,183            583         57,955

Total SG&A Expenses                   43,472         42,117         40,361         42,106         41,850        563,892

Net Profit                            16,614         24,305         31,621         35,437         41,253        116,201
                                      ------         ------         ------         ------         ------        -------
                                       10.57%         14.13%          6.91%         17.58%         19.03%          5.56%

HERC PRODUCTS INCORPORATED
                                                WELL KLEAN BUDGET 1997

                                          A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                         Jan.   Feb.    Mar.    Apr.    May.    Jun.    Jul.    Aug.   Sep.    Oct.    Nov.     Dec.        Total
Sales                   4,657  6,645   5,065   5,100   6,000   4,580   6,395  10,000  25,000  25,000  20,000   20,000      148,442


Cost of Goods Sold      9,525  1,961    1902   1,440   2,132   1,109   2,008   3,400   8,500   8,500   6,800   6,8005       54,077


Gross Profit            5,132  4,684   3,163    3,60   3,868   3,471   4,387   6,660  16,500  16,500  13,200   13,200       94,365
                        -----  -----   -----    ----   -----   -----   -----   -----  ------  ------  ------   ------       ------
                           35%    70%     62%     72%     64%     76%     69%     55%     66%     66%     66%     66^          64$
Selling Expenses

Advertising               904      0       0     163       0     150       0     733     733     733     733      733        4,882
Auto                        0    376     167     317     186      11     410     400     400     400     400      400        3,467
Consultant Fees             0      0       0       0       0       0       0       0       0       0       0        0            0
Payroll - Sales         3,000  3,000   3,000   3,000   3,000   3,000   3,000   7,000   4,000   4,000   4,000    4,000       44,000
Payroll Expenses          230    242     246     248     271     251     237     560     320     320     320      320        3,565
Commissions                 0    161     211     236     541     287     191     800   2,000   2,000   1,600    1,600        9,627
Trade Shows                 0    101       0       0       0       0     212     250     250     250     250      250        1,563
Travel                    260    659     216     175     130     283     670   2,000   2,000   2,000   2,000    2,000       12,393
Postage                    68      0      41      28       0      11      50     200     200     200     200      200        1,198
Insurance - Health        564    481     498     498     498     498     498     996     500     500     500      500        6,531
Meals & Entertainment       0    140      97     115      45      40      75     250     250     250     250      250        1,762
Supplies                    0      0       0      80       0       0      75      75      75      75      75      455

Total Selling Expenses  5,026  5,160   4,476   4,780   4,751   4,531   5,343  13,264  10,728  10,728  10,328   10,328       89,443


General &
Administrative

401K 10% Match              0      0       0       0       0       0       0       0       0       0       0        0            0
Dues & Subscriptions      464      0       0       0       0       0       0       0       0       0       0        0          464
Employee Benefits           0      0       0       0       0       0       0       0       0       0       0        0            0
Equipment Rental            0      0       0       0       0       0       0       0       0       0       0        0            0
Legal & Prof.               0      0     235     102       0       0       0       0       0       0       0        0          337
License & Permits           0      0       0       0       0       0       0       0       0       0       0        0            0
Postage                     0     41       0       0       0      26      87       0       0       0       0        0          154
Printing                    0      0       0       0       0       0       0      25      25      25      25       25          125
R & D Expense               0      0       0     277     200       0       0       0       0       0       0        0          477
Taxes Other                 0      0       0       0       0       0       0       0       0       0       0        0            0
Telephones                 53     84      90     170     147     104     158     500     500     500     500      500        3,306


Total G & A Expenses      517    125     325     549     347     130     245     525     525     525     525      525        4,863

Total SG&A Expenses     5,543  5,285   4,801   5,329   5,098   4,661   5,588  13,789  11,253  11,253  10,853   10,853       94,306



Net Profit               (411)  (601) (1,638) (1,669) (1,230) (1,190) (1,201) (7,189)  5,247   5,247   2,347    2,347           59
                        -----  -----   -----  ------  ------  ------  ------  ------  ------  ------  ------   ------       ------
                           -3%    -9%    -32%    -33%    -21%    -26%    -19%    -72%     21%     21%     12%      12%           0%

HERC PRODUCTS INCORPORATED
                                                PROCESS WATER BUDGET 1997

                                        A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                        Jan.    Feb.    Mar.    Apr.    May     Jun.    Jul.    Aug.   Sep.     Oct.  Nov.    Dec.         Total
Sales                  13,234  12,301  8,688   9,639   9,878   9,996   11,937 10,000  15,000  15,000 15,000  15,000       145,673


Cost of Goods Sold      3,319   4,902  2,458   4,145   2,976   2,587    3,165  3,200   4,800   4,800  4,800   4,800        45,952


Gross Profit            9,915   7,399  6,230   5,494   6,902   7,409    8,772  6,800  10,200  10,200 10,200  10,200        99,721
                        -----   -----  -----   -----   -----   -----    -----  -----  ------  ------ ------  ------        ------
                           75%     60%    72%     57%     70%     74%      73%    68%     68%     68%    68%     68%           68%

Selling Expenses

Advertising                 0       0      0     193    (193)      0        0      0   2,000       0      0       0         2,000
Auto                      520     611      0     130       0     271      150    250     250     250    250     250         2,932
consulting Fees             0       0      0       0       0       0        0      0       0       0      0       0             0
Dues & Subscriptions      375       0      0       0       0       0        0      0       0       0      0       0           375
Freight & Postage           3      31      8      29       0      24       31     50      50      50     50      50           376
Insurance - Health        495     495    512     512     512     511      512    512     512     512    512     512         6,109
Meals & Entertainment     215     424    149     468       0     205      125    125     125     125    125     125         2,211
Payroll Expenses          306     306    306     306     306     306      306    306      30     306    306     306         3,672
Payroll Sales           4,000   4,000  4,000   4,000   4,000   4,000    4,000  4,000   4,000   4,000  4,000   4,000        48,000
Supplies                   84     242      0      41       0      85        0    100     100     100    100     100           952
Trade Shows                 0       0      0      60     979       0        0      0       0       0  1,500       0         2,539
Travel                  1,282     748  1,076   2,167       0     818      500  1,000   1,000   1,000  1,000   1,000        11,591


Total Selling Expenses  7,280   6,857  6,051   7,906   5,604   6,220    5,624  6,343   8,343   6,343  7,843   6,343        80,757

General &
Administrative

401K Expense               10       0     50      20      10      60       40     40      40      40     40      40           390
Dues & Subscriptions        0       0      0       0       0       0        0      0       0       0      0       0             0
Employee Benefits           0       0      0       0       0       0        0      0       0       0      0       0             0
Printing                    0       0      0       0      12       0        0      0       0       0      0       0            12
Supplies                   11       0      0       0       0       0        7      0       0       0      0       0            18
Taxes Other                 0       0      0       0       0       0        0      0       0       0      0       0             0
Telephone                 134     284    148      92     106      83       92    150     150     150    150     150         1,689


Total G&A Expenses        155     284    198     112     128     143      139    190     190     190    190     190         2,109

Total SG&A Expenses     7,435   7,141  6,249   8,018   5,732   6,363    5,763  6,533   8,533   6,533  8,033   6,533        82,866


Net Profit              2,480     258    (19) (2,524)  1,170   1,046    3,009    267   1,667   3,667  2,167   3,667        16,855
                        -----     ---    ---  ------   -----   -----    -----    ---   -----   -----  -----   -----        ------
                           19%      2%     0%   -26%      12%     10%     255      3%     11%     24%    14%     24%           12%

HERC PRODUCTS INCORPORATED

                                           CHLORID BUDGET 1997

                                           A   C   T   U   A   L     P   R   O   J   E   C   T   E   D

                       Jan     Feb.    Mar.    Apr.     May.    Jun.    Jul.    Aug.    Sep.    Oct.     Nov.     Dec.      Total
Sales                10,685   5,250      0    5,008    5,145   5,187   5,355   5,200  10,000  10,000   10,000   10,000     81,830

Cost of Goods Sold    1,684     819      0    1,166      872     706     999   1,768   3,400   3,400    3,400    3,400     21,614

Gross Profit          9,001   4,431      0    3,842    4,273   4,481   4,356   3,432   6,600   6,600    6,600    6,600     60,216

Net Profit            9,001   4,431      0    3,842    4,273   4,481   4,356   3,432   6,600   6,600    6,600    6,600     60,216
                      -----   -----   ----    -----    -----   -----   -----   -----   -----   -----    -----    -----     ------
                      84.24%  84.40%  0.00%   76.72%   83.05%  86.39%  81.34%  66.00%  66.00%  66.00%   66.00%   66.00%     73.59%